Matthews Asia Small Companies Fund*

*The Matthews Asia Small Companies Fund is closed to most new investors. The Fund will continue to accept investments from existing shareholders. However, once a shareholder closes an account, additional investments in the Fund will not be accepted from that shareholder. Please see “Who Can Invest in a Closed Fund?” in the statutory prospectus for more details.

SUMMARY PROSPECTUS—INVESTOR CLASS	April 29, 2011

TICKER: MSMLX
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.matthewsasia.com/prospectus. You may also obtain this information at no additional cost by calling 800.789.ASIA (2742) or by sending an e-mail request to prospectus@matthewsasia.com. The Fund’s Prospectus and Statement of Additional Information, both dated April 29, 2011, are incorporated by reference into this Summary Prospectus.

Investment Objective

Long-term capital appreciation

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of this Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Redemption Fee
(as a percentage of amount redeemed on shares held fewer than 90 days)	2.00%

ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.00%
Distribution (12b-1) Fees		None
Other Expenses		0.59%
Administration and Shareholder Servicing Fees	0.16%
Total Annual Operating Expenses†		1.59%

†
These operating expenses are based on actual expenses paid by the Fund during its last fiscal year. The total operating expenses were 1.63% including Matthews’ recoupment of all remaining prior expense subsidies.

EXAMPLE OF FUND EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One year: $162	Three years: $502	Five years: $866	Ten years: $1,889

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

PS-MSMLX-0411

Principal Investment Strategy

Under normal market conditions, the Matthews Asia Small Companies Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies located in Asia excluding Japan, which includes China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand and Vietnam. The location of a company can be determined by where it is organized, where its revenues and profits are derived, where its assets are located, or other factors.

The Fund intends to invest in smaller companies that Matthews believes have growth prospects. Matthews determines whether a company should be considered to be a small company based on the size of its revenues, number of employees, net assets, the size and depth of its product line, level of development, and other factors compared to other companies in its industry, sector or region (“Small Companies”). The Fund shall not invest in any company that has a market capitalization (the number of the company’s shares outstanding times the market price per share for such securities) higher than the greater of $3 billion or the market capitalization of the largest company included in the Fund’s primary benchmark index, if, at the time of purchase, more than 20% of the Fund’s assets are invested in such companies. The Fund may continue to hold a security if its market capitalization increases above these levels after purchase.

Principal Risks of Investment

Political, Social and Economic Risks: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The Asian region, and particularly China, Japan and South Korea, may be adversely affected by political, military, economic and other factors related to North Korea. In addition, China’s long-running conflict over Taiwan, border disputes with many of its neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies.

Currency Risks: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in dollar terms if that currency weakens against the dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, Asian countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.

Risks Associated with Emerging Markets: Many Asian countries are considered emerging markets. Emerging markets are often less stable politically and economically than developed markets such as the United States, and investing in emerging markets involves different and greater risks. There may be less publicly available information about companies in emerging markets. The stock exchanges and brokerage industries of emerging markets do not have the level of government oversight as do those in the United States. Securities markets of such countries are substantially smaller, less liquid and more volatile than securities markets in the United States.

Trading Markets and Depositary Receipts: Asian securities may trade in the form of depositary receipts, including American, European and Global Depositary Receipts. Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

Volatility: The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of Asian securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares (NAV) to go up or down dramatically. Because of this volatility, it is recommended that you invest in the Fund only for the long term (at least five years).

Risks Associated with Smaller Companies: Smaller companies may offer substantial opportunities for capital growth; they also involve substantial risks, and investments in smaller companies may be considered speculative. Such companies often have limited product lines, markets or financial resources. Smaller companies may be more dependent on one or few key persons and may lack depth of management. Larger portions of their stock may be held by a small number of investors (including founders and management) than is typical of larger companies. Credit may be more difficult to obtain (and on less advantageous terms) than for larger companies. As a result, the influence of creditors (and the impact of financial or operating restrictions associated with debt financing) may be greater than in larger or more established companies. The Fund may have more difficulty obtaining information about smaller companies, making it more difficult to evaluate the impact of market, economic, regulatory and other factors on them. Informational difficulties may also make valuing or disposing of their securities more difficult than it would for larger companies. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and the securities of such companies generally are subject to more-abrupt or erratic price movements than more widely held or larger, more-established companies or the market indices in general. The value of securities of smaller companies may react differently to political, market and economic developments than the markets as a whole or than other types of stocks.

2 MATTHEWS ASIA SMALL COMPANIES FUND

Past Performance

The bar chart below shows the Fund’s performance for each full calendar year since its inception and how it has varied from year to year, reflective of the Fund’s volatility. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of its benchmark index. The index performance does not take into consideration fees, expenses or taxes. The information presented below is past performance, before and after taxes, and is not a prediction of future results. Both the bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month-end performance, please visit matthewsasia.com or call 800.789.2742.

ANNUAL RETURNS FOR YEARS ENDED 12/31

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010

		Since Inception
	1 year	(9/15/08)
Matthews Asia Small Companies Fund
Return before taxes	35.54%	40.27%
Return after taxes on distributions1	35.31%	39.95%
Return after taxes on distributions and sale of Fund shares1	23.41%	35.08%
MSCI All Country Asia ex Japan Small Cap Index	24.61%	30.00%

1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

Matthews International Capital Management, LLC (“Matthews”)

Portfolio Managers

Lead Manager: Lydia So has been a Portfolio Manager of the Asia Small Companies Fund since the Fund’s inception in 2008.

Co-Manager: Michael Han, CFA, has been a Portfolio Manager of the Asia Small Companies Fund since 2010.

Purchase and Sale of Fund Shares

You may purchase and sell shares directly through the Fund’s transfer agent by calling 800.789.ASIA (2742) or online at matthewsasia.com. Shares of the Fund may also be purchased and sold through various securities brokers and benefit plan administrators or their sub-agents (“Third-Party Intermediaries”). You may purchase and redeem shares by electronic bank transfer, check, or wire. You buy and redeem shares at the Fund’s next-determined net asset value (NAV) after the Fund receives your request in good order. NAVs are determined only on days when the NYSE is open for regular trading. A 2.00% redemption fee will be assessed on the sale or exchange of Fund shares within 90 days of purchase. Please see page 66 in the statutory prospectus for more details. The minimum initial and subsequent investment amounts for various types of accounts offered by the Fund are shown below.

Type of Account	Minimum Initial Investment	Subsequent Investments
Non-retirement	$2,500	$100
Retirement and Coverdell	$500	$50

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Ordinary income and capital gains for such accounts are taxed on a deferred basis.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), Matthews may pay the intermediary for the sale of Fund shares and related services. Shareholders who purchase or hold shares through an intermediary may inquire about such payments from that intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

800.789.ASIA  |  matthewsasia.com

4 MATTHEWS ASIA SMALL COMPANIES FUND